BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Advantage Large Cap Value Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

July 15, 2026

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in BlackRock Advantage Large Cap Value Fund (the “Target Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), a Maryland corporation. As provided in the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Target Fund will be reorganized into iShares Enhanced Large Cap Value Active ETF (the “Acquiring Fund”), a newly-formed series of BlackRock ETF Trust (the “Acquiring Trust”), a Delaware statutory trust. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Acquiring Fund is advised by BlackRock Fund Advisors (“BFA”) and the Target Fund is advised by BlackRock Advisors, LLC (“BAL”), an investment adviser under common control with BFA.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Directors of the Target Corporation (the “Target Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) have determined that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Target Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of the Target Fund.

The enclosed Combined Prospectus/Information Statement contains information about the Reorganization. The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into the Acquiring Fund, a newly-created ETF. ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s net asset value (“NAV”). An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

Following the reorganization, the Target Fund will be liquidated. The Acquiring Fund will be managed by BFA. The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, and similar investment strategies and investment risk profiles. The Acquiring Fund seeks to pursue its investment objective while seeking to maintain a low tracking error to the Russell 1000® Value Index. However,

i

the Target Fund and the Acquiring Fund will have different structural risk profiles due to differences in how mutual funds and ETFs are organized and operated.

In connection with the Reorganization, shareholders who hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF will receive ETF shares of the Acquiring Fund equal in value to their investment in the Target Fund, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. As discussed further below, some shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment.

The Target Board and the Acquiring Board have determined that shareholders of the Target Fund may benefit from the following:

(i)

the total annual fund operating expenses of the Acquiring Fund are expected to be lower than the total annual fund operating expenses of each share class of the Target Fund and the net annual fund operating expenses of the Acquiring Fund are expected to be lower than the net annual fund operating expenses of each share class of the Target Fund;

(ii)

unlike mutual fund shares of the Target Fund, which can only be purchased or sold once per day based on the Target Fund’s NAV, shares of the Acquiring Fund can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day;

(iii)

as a shareholder of the Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. The Target Fund does not provide full daily transparency into its underlying portfolio holdings;

(iv)

the Reorganization may provide enhanced tax efficiency for the Acquiring Fund, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure;

(v)	the Reorganization will allow shareholders of the Target Fund to invest in a fund with an identical investment objective and similar principal investment strategies; and

(vi)	the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes (except with respect to cash received, as explained in later sections of this document).

We acknowledge, however, that the Reorganization will subject investors to certain ETF-specific risks, including the risk that shares of the Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s NAV or that the Acquiring Fund’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If you hold your shares directly with the Target Fund, your investment will be liquidated on November 6, 2026. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026 and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold shares of the Target Fund through a direct individual retirement account and do not take action prior to November 6, 2026, your Target Fund shares will be exchanged on November 6, 2026 for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of the Target Fund shares. Such shareholders holding

Investor A Shares or Class R Shares of the Target Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Target Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Target Fund will be exchanged into Institutional Shares of the Money Market Fund. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to a different investment option, may be subject to fees and expenses and it may take time to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you do not wish to participate in the Reorganization, you can exchange your Target Fund shares for shares of another mutual fund advised by BAL or its affiliates or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action, as such exchange or redemption will be a taxable transaction to shareholders in non-tax qualified accounts.

NO SHAREHOLDER VOTE IS REQUIRED TO COMPLETE THE REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

In accordance with the Funds’ operative documents, and applicable Maryland and Delaware state law and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganization may be effected without the approval of shareholders of either the Target Fund or the Acquiring Fund.

Although shareholder approval of the Reorganization is not required and BAL does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change.

I encourage you to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact BlackRock Investor Services at (800) 441-7762.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

BLACKROCK LARGE CAP SERIES FUNDS, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the Reorganization (as defined below).

Q:	What does the Reorganization provide for?

A:

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), BlackRock Advantage Large Cap Value Fund (the “Target Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), will be reorganized into iShares Enhanced Large Cap Value Active ETF (the “Acquiring Fund”), a newly-formed series of BlackRock ETF Trust (the “Acquiring Trust”).

Following the reorganization, the Target Fund will be liquidated (the “Reorganization”).

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into the Acquiring Fund, a newly-created ETF.

The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, and similar investment strategies.

The Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization. The Reorganization Agreement provides for:

Step 1:	The transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and newly issued shares of the Acquiring Fund (the “Acquiring Fund Shares”).

Step 2:	The distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders (except as noted below).

Step 3:	The termination, dissolution and liquidation of the Target Fund.

If you remain a shareholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash which, when combined with the shares, have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment will be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your investment will be liquidated on November 6, 2026. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026 and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. If you hold your shares of the Target Fund through a direct individual retirement account (“IRA”) and do not take action prior to November 6, 2026, your Target Fund shares will be exchanged on November 6, 2026 for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Investor A Shares or Class R Shares of the Target Fund will be exchanged into Investor A Shares of the

Money Market Fund, such shareholders holding Investor C Shares of the Target Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Target Fund will be exchanged into Institutional Shares of the Money Market Fund. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

Although shareholder approval of the Reorganization is not required, and BAL does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change.

Q:	What are the differences between an ETF and a mutual fund?

A:	ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

Q:	Why is the Reorganization taking place?

A:

The Target Fund’s investment adviser, BlackRock Advisors, LLC (“BAL”), proposed that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which BAL believes will better serve the interests of the Target Fund shareholders. As discussed in more detail below, these shareholder benefits include lower net expenses, additional trading flexibility, increased transparency, and the potential for increased tax efficiency.

The Board of Directors of the Target Corporation (the “Target Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) have determined that the Reorganization is in the best interests of each Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Target Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of the Target Fund.

v

Q:	How will the Reorganization affect me as a shareholder?

A:

If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization.

•

Brokerage Account. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which will be taxable to shareholders in non-tax qualified accounts.

•

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Direct Accounts. If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, BNY Mellon Investment Servicing (US) Inc. (a “direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to November 6, 2026. If such a change is not made before November 6, 2026, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 6, 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Direct IRA. If you hold your shares of the Target Fund through a direct IRA and you do not take action to transfer your investment in the Target Fund to a different investment option prior to November 6, 2026, your Target Fund shares will be exchanged on November 6, 2026 for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Investor A Shares or Class R Shares of the Target Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Target Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Target Fund will be exchanged into Institutional Shares of the Money Market Fund.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to a different investment option, may be subject to fees and expenses, and it may take time to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of

Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below, including the separate Q&A that follows, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on the Nasdaq Stock Market LLC. Shares of the Acquiring Fund may also in the future be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q:	Do I need to vote for the Reorganization?

A:

No. No vote of shareholders will be taken with respect to the Reorganization. THE FUNDS ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATION.

Q:	Will the Reorganization affect the way my investments are managed?

A:

No. BAL is the investment adviser to the Target Fund. BlackRock Fund Advisors (“BFA”), an investment adviser under common control with BAL, will serve as the investment adviser to the Acquiring Fund. The same individuals currently responsible for the day-to-day portfolio management of the Target Fund will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund. The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, and similar investment strategies.

Q:	Will the fees and expenses of the Acquiring Fund be the same or lower than the fees and expenses of the Target Fund?

A:

Yes. Following the Reorganization, the Acquiring Fund is expected to have a lower net expense ratio and lower total annual fund operating expenses than each share class of the Target Fund. See also “Comparison of the Funds—Management Agreements” for a comparison of the management arrangements between each Fund and its investment adviser, including a discussion of the unitary fee structure applicable to the Acquiring Fund but not the Target Fund.

Q:	Are there other benefits that I will experience as a shareholder of the Acquiring Fund?

A:

Yes. In addition to lower net expenses, as a shareholder of the Acquiring Fund you will also benefit from additional trading flexibility, increased transparency and the potential for increased tax efficiency.

•

Additional Trading Flexibility. As a shareholder of the Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

•

Increased Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.blackrock.com.

•

Potential for Enhanced Tax Efficiency. Shareholders of the Acquiring Fund may be able to benefit from the potential for greater tax efficiency with the ETF structure. ETFs generally experience fewer taxable portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure, potentially resulting in reduced taxable distributions to shareholders.

Q:	Will I be subject to comparable investment risks as a shareholder of the Acquiring Fund?

A:

Yes. As noted above, the Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, and similar investment strategies. Therefore, the Acquiring Fund will be subject to similar investment risks as the Target Fund.

For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds—Investment Risks”.

Q:	Will I be subject to additional ETF-specific structural risks as a shareholder of the Acquiring Fund?

A:

Yes. As a shareholder of the Acquiring Fund, you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds—Investment Risks”.

Q:	Is there anything else that will be different once I am a shareholder of the Acquiring Fund?

A:

Yes. As a shareholder of the Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees.

Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, the Target Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Target Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

In contrast to the Target Fund, which provides for automatic reinvestment of dividends at net asset value without a sales charge, no dividend reinvestment service is provided by the Acquiring Fund.

Q:	Will the Target Fund or the Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A:	No. The Target Fund and the Acquiring Fund will not charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q:	When is the Reorganization expected to occur?

A:	BFA anticipates that the closing date of the Reorganization will be as of the closing of regular trading on the New York Stock Exchange on November 20, 2026 (the “Closing Date”).

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization qualifies for such tax-free treatment, the Target Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received).

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.

BAL has reviewed the portfolio holdings of the Target Fund and does not anticipate disposing of any material portion of the holdings of the Target Fund in connection with the Reorganization.

Prior to the Reorganization, the Target Fund intends to distribute to its shareholders substantially all of the net capital gains (if any) realized through October 31, 2026, not previously distributed to shareholders, and such distribution of net realized capital gains is generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year.

You are urged to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q:	Can I purchase, redeem, or exchange shares of the Target Fund before the Reorganization takes place?

A:

Yes. The final date to purchase Target Fund shares, or to exchange shares of another fund advised by BAL or its affiliates for Target Fund shares, will be November 5, 2026 (October 30, 2026 for existing direct accounts and through direct IRAs). The final date to exchange Target Fund shares for another fund advised by BAL or its affiliates will be November 19, 2026 (November 5, 2026 for direct accounts and direct IRAs). The final date to redeem Target Fund shares will be November 19, 2026. These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to shareholders.

If you redeem or exchange your Target Fund shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, if the Target Fund shares are held in a taxable account. Such redemptions and exchanges may be subject to any applicable contingent deferred sales charges. Beginning on October 1, 2026, no contingent deferred sales charges will be imposed on redemptions of Investor A Shares or Investor C Shares.

Q:	Who will pay for the Reorganization?

A:

The Target Fund will bear the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $403,429. BAL determined that it was appropriate for the costs of the Reorganization to be borne by the Target Fund given the benefits expected to be experienced by many shareholders of the Target Fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency, and the potential for increased tax efficiency. The foregoing estimated expenses will be borne by the Target Fund directly, regardless of whether the Reorganization is consummated.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (800) 441-7762.

Important additional information about the Reorganization is set forth in the accompanying Combined

Prospectus/Information Statement.

Please read it carefully.

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IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT

QUESTIONS & ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganization in order to receive shares of the Acquiring Fund.

Q:	What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Reorganization?

A:

If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Reorganization. No further action is required.

Q:	What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Reorganization?

A:	The following account types cannot hold shares of ETFs:

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

Direct Accounts. If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, BNY Mellon Investment Servicing (US) Inc. (a “direct account”), you must transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to November 6, 2026 in order to receive shares of the Acquiring Fund. For this purpose, a direct account includes a direct IRA. If you hold your shares of the Target Fund through a direct IRA and you do not take action to transfer your investment in the Target Fund to a different investment option prior to November 6, 2026, your Target Fund shares will be exchanged on November 6, 2026 for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Investor A Shares or Class R Shares of the Target Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Target Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Target Fund will be exchanged into Institutional Shares of the Money Market Fund. You have a direct account if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call (800) 441-7762 or contact your financial advisor or other financial intermediary.

Q:	How do I transfer my Target Fund shares from a direct account to a brokerage account that will accept Acquiring Fund shares?

A:

Transferring your shares from a direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q:	How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A:

The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q:	What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

A:

In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization as follows:

•

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Direct Accounts. If you hold your shares of the Target Fund in a direct account, you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to November 6, 2026. If such a change is not made before November 6, 2026, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 6, 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Direct IRA. If you hold your shares of the Target Fund through a direct IRA and you do not take action to transfer your investment in the Target Fund to a different investment option prior to November 6, 2026, your Target Fund shares will be exchanged on November 6, 2026 for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Investor A Shares or Class R Shares of the Target Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Target Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Target Fund will be exchanged into Institutional Shares of the Money Market Fund.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to a different investment option, may be subject to fees and expenses, and it may take time to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Q:	What if I do not want to own shares of the Acquiring Fund?

A:

If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you can exchange your Target Fund shares for shares of another mutual fund advised by BlackRock Advisors, LLC (“BAL”) or its affiliates or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Each of the exchange of your Target Fund shares for shares of another mutual fund advised by BAL or its affiliates or the redemption of your Target Fund shares will be a taxable transaction to shareholders in non-tax qualified accounts. The last date to exchange your shares into another mutual fund advised by BAL or its affiliates prior to the Reorganization is November 19, 2026 (November 5, 2026, for existing direct accounts and direct IRAs). The last date to redeem your shares prior to the Reorganization is November 19, 2026. These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to shareholders.

COMBINED PROSPECTUS/INFORMATION STATEMENT

BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Advantage Large Cap Value Fund

BLACKROCK ETF TRUST

iShares Enhanced Large Cap Value Active ETF

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of BlackRock Advantage Large Cap Value Fund (the “Target Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), a Maryland corporation. As provided in the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Target Fund will be reorganized into iShares Enhanced Large Cap Value Active ETF (the “Acquiring Fund”), a newly-formed series of BlackRock ETF Trust (the “Acquiring Trust”), a Delaware statutory trust. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Target Fund is advised by BlackRock Advisors, LLC (“BAL”), and the Acquiring Fund is advised by BlackRock Fund Advisors (“BFA”), an investment adviser under common control with BAL.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into the Acquiring Fund. Following the reorganization, the Target Fund will be liquidated. The Acquiring Fund will continue to be managed by BFA.

The Board of Directors of the Target Corporation (the “Target Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) have determined that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Target Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of the Target Fund.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, and similar investment strategies.

The investment objective of the Target Fund and the Acquiring Fund is to seek long-term capital growth. For more information on each Fund’s investment strategies, see “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” below.

The Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and newly-issued shares of the Acquiring Fund (the “Acquiring Fund Shares”). Immediately thereafter, the Target Fund will distribute Acquiring Fund Shares to its shareholders pro rata, except as noted below. After distributing the Acquiring Fund Shares, the Target Fund will be terminated, dissolved and liquidated.

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. If you remain a shareholder of the Target Fund on the Closing Date of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your investment will be liquidated on November 6, 2026. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026, and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. If you hold your shares of the Target Fund through a direct individual retirement account (“IRA”) and do not take action prior to November 6, 2026, your Target Fund shares will be exchanged on November 6, 2026 for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Investor A Shares or Class R Shares of the Target Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Target Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Target Fund will be exchanged into Institutional Shares of the Money Market Fund. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to a different investment option, may be subject to fees and expenses, and it may take time to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

The aggregate NAV of the Acquiring Fund Shares received in the Reorganization by the Target Fund will equal the aggregate NAV of the shares of the Target Fund held by such shareholders of the Target Fund immediately prior to the Reorganization minus any cash paid to some shareholders of the Acquiring Fund as discussed above.

The Reorganization is anticipated to close as of the closing of regular trading on the New York Stock Exchange on November 20, 2026 (the “Closing Date”). The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the applicable Closing Date.

In preparation for the closing of the Reorganization, the final date to purchase Target Fund shares, or to exchange shares of another fund advised by BAL or its affiliates for Target Fund shares, will be November 5, 2026 (October 30, 2026 for existing shareholders that hold shares of the Target Fund in an account directly with the Target Fund at its transfer agent, BNY Mellon Investment Servicing (US) Inc. (a “direct account”) or through a direct IRA). The final date to exchange Target Fund shares for another fund advised by BAL or its affiliates will be November 19, 2026 (November 5, 2026 for direct accounts and direct IRAs). The final date to redeem Target Fund shares will be November 19, 2026. These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to shareholders.

Any shares of the Target Fund that you hold after the final redemption date listed above will be reorganized into shares of the Acquiring Fund as a result of the Reorganization (unless you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, as described above).

The Acquiring Fund is expected to begin trading on or about November 23, 2026.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of the Target Fund should know before the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about each Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information, dated July 15, 2026 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	the Prospectuses relating to the Target Fund, dated September 26, 2025, as supplemented (the “Target Fund Prospectuses”);

•	the Statement of Additional Information relating to the Target Fund, dated September 26, 2025, as supplemented (the “Target Fund SAI”);

•	the Prospectus relating to the Acquiring Fund, dated July 14, 2026 (the “Acquiring Fund Prospectus”);

•	the Statement of Additional Information relating to the Acquiring Fund, dated July 14, 2026 (the “Acquiring Fund SAI”);

•	the 2025 Annual Financial Statements and Additional Information of the Target Fund (the “Target Fund’s 2025 Annual Financial Statements”), for the fiscal year ended May 31, 2025; and

•	the 2025 Semi-Annual Financial Statements and Additional Information of the Target Fund (the “Target Fund’s 2025 Semi-Annual Financial Statements”), for the fiscal period ended November 30, 2025.

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Information” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Because the Acquiring Fund has not yet commenced operations, no shareholder reports are available for it.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 for the Target Fund and (800) 474-2737 for the Acquiring Fund or by writing to the Target Fund at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 and to the Acquiring Fund at 1 University Square Drive, Princeton, New Jersey 08540. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and downloaded from the SEC’s website at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is July 15, 2026.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

BlackRock Advantage Large Cap Value Fund (the “Target Fund”) is a series of BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), a Maryland corporation. iShares Enhanced Large Cap Value Active ETF (the “Acquiring Fund”) is a newly-formed series of BlackRock ETF Trust (the “Acquiring Trust”), a Delaware statutory trust. The Funds are diversified, and the Target Corporation and Acquiring Trust are open-end management investment companies, registered with the Securities and Exchange Commission (“SEC”).

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

BlackRock Advisors, LLC (“BAL”) serves as the investment adviser of the Target Fund. BlackRock Fund Advisors (“BFA”), an investment adviser under common control with BAL, serves as the investment adviser of the Acquiring Fund. The Target Fund publicly offers its shares on a continuous basis, and shares may be purchased through the Target Fund’s distributor, BlackRock Investments, LLC (“BRIL,” or the “Distributor”), and certain intermediaries. Shares of the Acquiring Fund may be acquired or redeemed directly from the Acquiring Fund only in aggregations of a specified number of shares (“Creation Units”) or multiples thereof. Only an “authorized participant” may engage in creation or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a Creation Unit.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Target Fund and the Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganization. The Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and the Board of Directors of the Target Corporation (the “Target Board” and together with the Acquiring Board, the “Boards” and each, a “Board”), including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Board Members”), have each unanimously approved the reorganization of the Target Fund into the Acquiring Fund. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”).

The Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Reorganization Agreement provides for:

•

the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and newly issued shares of the Acquiring Fund (the “Acquiring Fund Shares”);

•	the distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders (except as noted below); and

•	the termination, dissolution and liquidation of the Target Fund.

If you remain a shareholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment will be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your investment will be liquidated on November 6, 2026. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026, and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold your shares of the Target Fund through a direct individual retirement account (“IRA”) and do not take action prior to November 6, 2026, your Target Fund shares will be exchanged on November 6, 2026 for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Investor A Shares or Class R Shares of the Target Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Target Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Target Fund will be exchanged into Institutional Shares of the Money Market Fund. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

BFA anticipates that the Reorganization will close as of the closing of regular trading on the New York Stock Exchange on November 20, 2026 (the “Closing Date”).

Background and Reasons for the Reorganization

BAL proposed that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which BAL believes will better serve the interests of the Target Fund shareholders. As discussed in more detail below, these shareholder benefits include lower net expenses, additional trading flexibility, increased transparency, and the potential for increased tax efficiency.

•

Additional Trading Flexibility. As a shareholder of the Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

•

Increased Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.blackrock.com.

•

Potential Enhanced Tax Efficiency. Shareholders of the Acquiring Fund may be able to benefit from the potential for greater tax efficiency with the ETF structure. ETFs generally experience fewer taxable portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure, potentially resulting in reduced taxable distributions to shareholders.

At a meeting held on May 19, 2026 (the “Approval Meeting”), the Target Board and the Acquiring Board, including all of the Independent Board Members, unanimously approved the Reorganization Agreement. The Boards determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Boards at the Approval Meeting, the Reorganization is in the best interests of each Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Boards have also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of the Target Fund. The Boards’ determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Boards did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Boards considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•

the investment objectives, fundamental investment restrictions and non-fundamental investment restrictions of the Target Fund are identical to those of the Acquiring Fund; the investment strategies of the Target Fund are similar to those of the Acquiring Fund; and the investment risks of the Target Fund and the Acquiring Fund are similar, although there are certain differences. The Boards considered the principal differences in the investment risks. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” and “Comparison of the Funds—Investment Risks”;

•

assuming the Reorganization had occurred on November 30, 2025, the Combined Fund would have (A) total annual fund operating expenses that are estimated to be lower than those of each of the share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses that are estimated to be lower than those of each of the share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements that BFA has agreed to continue through June 30, 2028;

•

the contractual and effective (i.e., net of any applicable management fee waivers) management fee rates for the Combined Fund are expected to be lower than the contractual and effective advisory fee rates for the Target Fund;

•	the net annual fund operating expenses for the Combined Fund are expected to be lower than those of the share classes of the Target Fund;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund are expected to manage the Combined Fund following the closing of the Reorganization;

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization— General”;

•

there is generally expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received), because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund may distribute to its shareholders substantially all of its net capital gains (if any) realized through October 31, 2026, not previously distributed to shareholders, and such distribution of net realized capital gains is generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year;

•	the degree of portfolio repositioning expected to occur in connection with the Reorganization;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV such shareholder of the Target Fund owns immediately prior to the Reorganization (unless such shareholder holds shares of the Target Fund through a brokerage account that cannot accept shares of the Acquiring Fund, through a direct individual retirement account or through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund), the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization; and

•

the Target Fund will bear the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $403,429. The foregoing estimated expenses will be borne by the Target Fund directly, regardless of whether the Reorganization is consummated.

Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives

The investment objectives of the Target Fund and the Acquiring Fund are identical. The investment objective of each Fund is to seek long-term capital growth. The investment objective of each Fund is fundamental, which means that it may not be changed without the approval of the Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same investment objective as the Funds, and the investment objective will be fundamental.

Investment Processes

The investment processes for the Target Fund and the Acquiring Fund are similar. Following completion of the Reorganization, the Combined Fund will follow the investment processes of the Acquiring Fund.

Target Fund

The Fund seeks to pursue its investment objective by investing in large cap value equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BAL then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments.

The investment process leverages fundamentally informed and data-driven insights, which may use a range of factors to generate investment ideas, including macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods including large language models, sentiment analysis, factor and thematic insights, and measures of whether a security is over- or under-valued.

Acquiring Fund

The Fund is actively managed and seeks to pursue its investment objective while seeking to maintain a low tracking error to the Russell 1000® Value Index (the “Russell 1000 Value Index”). The Fund invests in a portfolio of large cap value equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BFA then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process.

The investment process leverages fundamentally informed and data-driven insights, which may use a range of factors to generate investment ideas, including macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods including large language models, sentiment analysis, factor and thematic insights, and measures of whether a security is over- or under-valued.

The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Principal Investment Strategies

The Target Fund and Acquiring Fund employ similar principal investment strategies in seeking to achieve their objectives.

Under normal circumstances, the Target Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap value equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities.

The Acquiring Fund is actively managed and seeks to pursue its investment objective while seeking to maintain a low tracking error to the Russell 1000 Value Index. While the Acquiring Fund primarily invests in securities included in the Russell 1000 Value Index, the Fund may also hold securities that are not included in the Russell 1000 Value Index. The Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in large cap value equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities.

For purposes of each Fund’s 80% policy, large cap value equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 1000 Value Index and (ii) are included within at least one value index, as determined by BAL or BFA, as applicable (the “Value Indices”). Currently, such Value Indices are the Russell 1000 Value Index, the S&P Composite 1500® Value Index and the MSCI World Value Index. The Russell 1000 Value Index includes equity securities of issuers which range in size between approximately $2.256 billion and $4.244 trillion as of June 30, 2026.

With respect to the Target Fund, the Fund primarily intends to invest in equity securities, which include common stock and preferred stock, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Value Indices. The Target Fund primarily seeks to buy common stock and may also invest in preferred stock. With respect to the Acquiring Fund, equity securities include common stock, preferred stock, depositary receipts, and other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000® Index (the “Russell 1000 Index”). Unlike the Acquiring Fund, the Target Fund does not include depositary receipts as a principal investment strategy though it may invest in such instruments.

From time to time, each Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”), and each Fund may also purchase convertible securities.

In pursuing its investment objective, each Fund may utilize derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of each Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, each Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Value Indices (for the Target Fund) or the Russell 1000 Value Index (for the Acquiring Fund). The Target Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. Unlike the Target Fund, the Acquiring Fund does not include commodity-related investments as a principal investment strategy.

Following completion of the Reorganization, the Combined Fund will employ the same principal investment strategies as the Acquiring Fund.

Other Strategies. The Target Fund and the Acquiring Fund employ substantially the same other strategies in seeking to achieve their objectives as set forth below. Following completion of the Reorganization, the Combined Fund will employ the same other strategies as the Acquiring Fund.

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Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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Illiquid Investments — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, subject to the applicable limits under the 1940 Act and the rules thereunder. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated exchange-traded funds.

•	Money Market Securities — The Fund may invest in money market securities or commercial paper.

•	Real Estate Investment Trusts — The Fund may invest in real estate investment trusts (“REITs”).

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Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”), and securities of private companies.

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Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

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Temporary Defensive Strategies — For temporary defensive purposes, for example, to respond to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.

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When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Fees and Expenses

Fee Tables as of November 30, 2025 (unaudited)

The fee tables below provide information about the (i) fees and expenses attributable to the Target Fund as of the twelve months ended November 30, 2025 (the end of the Target Fund’s most recently completed semi-annual period), and (ii) the estimated pro forma fees and expenses attributable to the pro forma Acquiring Fund during the twelve months ended November 30, 2025, in each case, assuming the Reorganization had taken place on November 30, 2025. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended November 30, 2025 for the Target Fund and the pro forma Acquiring Fund, with restatements to reflect certain changes to the other expenses and contractual expense caps, if applicable, after such period. Future fees and expenses may be greater or less than those indicated below. The fee tables do not reflect the costs associated with the Reorganization. The costs associated with the Reorganization are estimated to be $403,429 or 0.06% of the Target Fund’s net assets as of the pro forma date. There is no separate pro forma combined column because the Acquiring Fund pro forma tables show the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Amounts in the tables are rounded to the nearest basis point, which in some cases may be “0.00.” For information concerning the net assets of each Fund as of November 30, 2025, see “Other Information—Capitalization.”

With respect to the Acquiring Fund, the investment advisory agreement between the Acquiring Trust and BFA provides that BFA will pay all operating expenses of the Acquiring Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Acquiring Fund may incur “Acquired Fund Fees and Expenses,” which are not part of the unitary fee structure although are subject to the contractual waiver described in the footnotes to the tables below. Acquired Fund Fees and Expenses reflect the Acquiring Fund’s pro rata share of the fees and expenses incurred indirectly by the Acquiring Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Acquiring Fund.

You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BAL, BFA, and their affiliates) (each, a “Financial Intermediary”), which are not reflected in the tables and examples below.

Fee Tables of the Target Fund and

the Pro Forma of the Acquiring Fund

(as of November 30, 2025) (unaudited)

BlackRock Advantage Large Cap Value Fund (Current) (Target Fund)
Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares	Class K Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares	Class K Shares
Management Fee[3]	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%	None
Other Expenses	0.22%	0.27%	0.23%	0.37%	0.14%
Total Annual Fund Operating Expenses	0.96%	1.76%	0.72%	1.36%	0.63%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.17)%	(0.22)%	(0.18)%	(0.32)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,4]	0.79%	1.54%	0.54%	1.04%	0.49%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]

As described in the “Comparison of the Funds--Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 19, BAL has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BAL or its affiliates that have a contractual management fee, through June 30, 2028. In addition, BAL has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BAL indirectly through its investment in money market funds managed by BAL or its affiliates, through June 30, 2028. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[4]

As described in the “Comparison of the Funds--Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 19, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.79% (for Investor A Shares), 1.54% (for Investor C Shares), 0.54% (for Institutional Shares), 1.04% (for Class R Shares), and 0.49% (Class K Shares) of average daily net assets of the Target Fund through June 30, 2028. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

iShares Enhanced Large Cap Value Active ETF (Pro Forma) (Acquiring Fund)
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver[1]
0.22%	None	0.00%	0.22%	—	0.22%

[1]

As described in the “Comparison of the Funds--Management Agreements” of this Combined Prospectus/Information Statement beginning on page 19, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and exchange-traded funds advised by BFA or its affiliates through June 30, 2028. BFA has also contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Acquiring Fund in money market funds managed by BFA or its affiliates through June 30, 2028. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

[2]	Other Expenses are based on estimated amounts for the Acquiring Fund’s current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund and the Acquiring Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended November 30, 2025) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each Fund’s costs assume that the relevant contractual expense waivers/expense limitations remain in effect through June 30, 2028. There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Acquiring Fund is not operational and does not currently have investment assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BlackRock Advantage Large Cap Value Fund (Current) (Target Fund)

CLASS	1 Year	3 Years	5 Years	10 Years

Investor A	$601	$799	$1,012	$1,627
Investor C	$257	$533	$934	$1,843
Institutional	$55	$212	$383	$878
Class R	$106	$399	$714	$1,607
Class K	$50	$188	$337	$773

iShares Enhanced Large Cap Value Active ETF (Pro Forma) (Acquiring Fund)
1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended May 31, 2026, the Target Fund had a portfolio turnover rate of 120% (expressed as a percentage of the average value of its portfolio). The Acquiring Fund is not operational and does not currently have investment assets.

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Code. If the Reorganization qualifies for such tax-free treatment, the Target Fund shareholders generally would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received). As a condition to the closing of the Reorganization, the Target Corporation and the Acquiring Trust will receive an opinion from Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code, except as described in the “Material U.S. Federal Income Tax Consequences of the

Reorganization” section below. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization, Target Fund shareholders would recognize a taxable gain or loss equal to the difference between their tax basis in their Target Fund shares and the fair market value of the shares of the Acquiring Fund received.

Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders prior to the Reorganization. The receipt of cash in lieu of fractional Acquiring Fund shares, if any, will be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder generally recognizing taxable gain or loss equal to the difference in its tax basis in its fractional Target Fund shares and the amount of cash received.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder generally recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.

BAL has reviewed the portfolio holdings of the Target Fund and does not anticipate disposing of any material portion of the holdings of the Target Fund in connection with the Reorganization.

Prior to the Reorganization, however, the Target Fund intends to distribute to its shareholders substantially all of its net capital gains (if any) realized through October 31, 2026, not previously distributed to shareholders, and such distribution of net realized capital gains is generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year.

For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption, Exchange, Transfer and Valuation of Shares

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are described further in “Comparison of the Funds—Purchase, Redemption, Exchange and Transfer of Shares” below.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each Fund, followed by a description of the fundamental investment restrictions of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange, transfer and valuation of shares and market timing policies.

Investment Risks

Comparison of the Target Fund’s and Acquiring Fund’s Principal Investment Risks

Because of their identical investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below. Following completion of the Reorganization, the Combined Fund will have the same principal investment risks as the Acquiring Fund.

Risk	Target Fund	Acquiring Fund
Authorized Participant Concentration Risk	-	Principal Risk
Commodities Related Investments Risk	Principal Risk	-
Convertible Securities Risk	Principal Risk	Principal Risk
Depositary Receipts Risk	-	Principal Risk
Derivatives Risk	Principal Risk	Principal Risk
Equity Securities Risk	Principal Risk	Principal Risk
Financial Services Industry Risk	Principal Risk	Principal Risk
High Portfolio Turnover Risk	Principal Risk	Principal Risk
Investment Style Risk	Principal Risk	Principal Risk
Large Shareholder and Large-Scale Redemption Risk	-	Principal Risk
Leverage Risk	Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Model Risk	Principal Risk	Principal Risk
New Fund Risk	-	Principal Risk
“New Issues” Risk	Principal Risk	Principal Risk
Operational and Technology Risks	Principal Risk	Principal Risk
Preferred Securities Risk	Principal Risk	Principal Risk
Risk of Investing in the United States	Principal Risk	Principal Risk

As with any investment, you could lose all or part of your investment in the Combined Fund, and the Combined Fund’s performance could trail that of other investments. The Combined Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Combined Fund’s NAV per share, trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Combined Fund is not an index-based ETF. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.

•	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

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Investment Style Risk — Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of artificial intelligence and machine learning (“AI”), and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement.

There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

•	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Financial Services Industry Risk — Because of its investments in the financial services industry, the Fund will be more susceptible to any economic, business, political or other developments which generally affect this industry sector. As a result, the Fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds (including the availability and stability of deposits in the case of deposit-taking institutions), consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations.

When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, the Fund’s investments may lose value during such periods.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment.

Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. To the extent the Fund permits redemptions in cash, these large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Fund shares.

•	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act, and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. Selection risk also includes the risk that, due to security selection or other factors, the Fund may not succeed in maintaining a low tracking error to the relevant index, which could increase the volatility of its performance. The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis and is subject to “Model Risk” as described above. This means you may lose money. Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

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New Fund Risk — The Fund is new and has limited or no performance history as of the date of this prospectus. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time. While the Fund is new, it may temporarily not be fully invested consistent with the principal investment strategies disclosed in its prospectus.

•

“New Issues” Risk — “New issues” are IPOs of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

•

Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

•

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Fundamental Investment Restrictions

The fundamental and non-fundamental investment restrictions of the Target Fund and the Acquiring Fund are identical. A complete list of the Target Fund’s and Acquiring Fund’s fundamental and non-fundamental investment restrictions is located in Appendix I. Generally, each Fund has fundamental investment restrictions limiting each Fund’s ability to: (i) make any investment inconsistent with the Fund’s classification as a diversified company; (ii) concentrate its investments in a particular industry; (iii) make investments for the purpose of exercising control or management; (iv) purchase or sell real estate; (v) make loans; (vi) issue senior securities; (vii) borrow money; (viii) underwrite securities issued by others; and (ix) purchase or sell commodities or commodity contracts.

The Funds have also adopted certain non-fundamental investment restrictions, as listed under Appendix I, which may be changed in connection with the Reorganization by the applicable Board without shareholder approval. Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Funds.

Performance Information

Target Fund

Effective June 12, 2017, the Fund changed its name, investment process and investment strategies. Performance for the periods prior to June 12, 2017 shown below is based on the investment process and investment strategies utilized by the Fund at that time under the name “BlackRock Large Cap Value Fund.”

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000 Index and the Russell 1000 Value Index. The Russell 1000 Value Index is relevant to the Fund because it has characteristics similar to the Fund’s investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If BAL and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting www.blackrock.com or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS1

BlackRock Advantage Large Cap Value Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.31% (quarter ended December 31, 2020) and the lowest return for a quarter was -25.68% (quarter ended March 31, 2020). The year-to-date return as of June 30, 2026 was 18.54%.

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
Target Fund—Institutional Shares
Return Before Taxes	18.36%	12.47%	11.15%
Return After Taxes on Distributions	15.32%	9.32%	8.97%
Return After Taxes on Distributions and Sale of Fund Shares	12.03%	8.85%	8.37%
Target Fund—Investor A Shares
Return Before Taxes	11.88%	10.99%	10.27%
Target Fund—Investor C Shares
Return Before Taxes	16.23%	11.36%	10.20%
Target Fund—Class R Shares
Return Before Taxes	17.78%	11.92%	10.59%
Target Fund—Class K Shares
Return Before Taxes	18.41%	12.53%	11.19%
Russell 1000® Index
(Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Russell 1000® Value Index
(Reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
[1]	A portion of the Fund’s total return for the fiscal years ended September 30, 2016 and 2017 was attributable to proceeds received from a settlement of litigation.

Class K Shares commenced operations on January 25, 2018. As a result, the returns shown above for Class K Shares prior to January 25, 2018 are those of the Target Fund’s Institutional Shares. The performance of Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares are invested in the same portfolio of securities and performance would differ only to the extent that Institutional Shares and Class K Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C, Class R and Class K Shares will vary.

Acquiring Fund

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, Institutional Shares of the Target Fund will be the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund (even after liquidation of the Target Fund). The Acquiring Fund’s benchmarks are the Russell 1000 Value Index and the Russell 1000 Index.

Management of the Funds

Target Fund

BAL is a Delaware limited liability company, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). BAL manages the Target Fund’s investments and business operations subject to the oversight of the Target Board. While BAL is ultimately responsible for the management of the Target Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BAL is an indirect, majority owned subsidiary of BlackRock, Inc. (“BlackRock”). BAL and its affiliates had approximately $13.9 trillion in investment company and other portfolio assets under management as of March 31, 2026.

Acquiring Fund

BFA is a California corporation, located at 400 Howard Street, San Francisco, California 94105, and is a registered investment adviser under the Advisers Act. BFA has overall responsibility for the general management and administration of the Acquiring Fund. BFA provides an investment program for the Acquiring Fund and manages the investment of the Acquiring Fund’s assets. In managing the Acquiring Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Acquiring Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

BFA is an indirect, majority owned subsidiary of BlackRock. As of March 31, 2026, BFA and its affiliates provided investment advisory services for assets of approximately $13.9 trillion.

Portfolio Managers

Information about the portfolio management teams of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Target Fund and Acquiring Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	Since 2017 (for the Target Fund) and 2026 (for the Acquiring Fund)	Senior Managing Director of BlackRock, Inc. since 2023; Managing Director of BlackRock, Inc. from 2009 to 2022.
Travis Cooke, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	Since 2017 (for the Target Fund) and 2026 (for the Acquiring Fund)	Managing Director of BlackRock, Inc. since 2012.
Richard Mathieson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	Since 2017 (for the Target Fund) and 2026 (for the Acquiring Fund)	Managing Director of BlackRock, Inc. since 2011.

Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson will be the portfolio managers of the Combined Fund and will be jointly and primarily responsible for the day-to-day management of the Combined Fund’s portfolio, including setting the Combined Fund’s overall investment strategy and overseeing the management of the Combined Fund.

Management Agreements

Target Fund

BAL serves as manager to the Target Fund pursuant to an investment advisory agreement entered into by the Target Corporation on behalf of the Target Fund (the “Target Fund Management Agreement”). Pursuant to the Target Fund Management Agreement, BAL is entitled to fees computed daily and payable monthly.

The maximum annual management fees that can be paid to BAL (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.49%
$1 billion - $3 billion	0.46%
$3 billion - $5 billion	0.44%
$5 billion - $10 billion	0.43%
Greater than $10 billion	0.42%

BAL has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BAL or its affiliates that have a contractual management fee, through June 30, 2028. In addition, BAL has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BAL indirectly through its investment in money market funds managed by BAL or its affiliates (the “affiliated money market fund waiver”), through June 30, 2028. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

BAL has contractually agreed to cap net expenses of the Target Fund (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) the Target Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, the Target Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Target Fund’s business, if any) of each share class of the Target Fund at the levels shown below and in the Target Fund’s fees and expenses table in the “Fees and Expenses” section of this Combined Prospectus/Information Statement. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to herein as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BAL has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Target Fund, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	0.79%
Investor C Shares	1.54%
Institutional Shares	0.54%
Class R Shares	1.04%
Class K Shares	0.49%

[1]

The contractual caps are in effect through June 30, 2028. The contractual agreement may be terminated with respect to the Target Fund upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]	As a percentage of average daily net assets.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the affiliated money market fund waiver.

A discussion of the basis for the Target Board’s approval of the Management Agreement with BAL is available in the Target Fund’s reports filed on Form N-CSR for the fiscal year ended May 31, 2025.

For the fiscal year ended May 31, 2026, BAL received a management fee, net of management fee waivers, at the annual rate of 0.49% of the Target Fund’s average daily net assets.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Target Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Target Fund.

Acquiring Fund

BFA serves as investment adviser to the Acquiring Fund pursuant to an investment advisory agreement between the Acquiring Trust, on behalf of the Acquiring Fund, and BFA (the “Acquiring Fund Management Agreement”). Under the Acquiring Fund Management Agreement, BFA, subject to the supervision of the Acquiring Board and in conformity with the stated investment policies of the Acquiring Fund, manages and administers the Acquiring Trust and the investment of the Acquiring Fund’s assets.

BFA is responsible, under the Acquiring Fund Management Agreement, for substantially all expenses of the Acquiring Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Acquiring Fund will bear the cost of, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Board Members of the Acquiring Board).

For its investment advisory services to the Acquiring Fund, BFA will be paid a management fee by the Acquiring Fund, based on a percentage of the Acquiring Fund’s average daily net assets, at an annual rate of 0.22%.

BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Acquiring Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2028.

BFA has also contractually agreed to waive a portion of its management fees by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Acquiring Fund in money market funds advised by BFA or its affiliates through June 30, 2028. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

BFA may also from time to time voluntarily waive and/or reimburse other fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

As of the date of this Combined Prospectus/Information Statement, the Acquiring Fund has not made any payments to BFA for investment advisory services because the Acquiring Fund has not yet commenced operations.

A discussion regarding the basis for the approval by the Acquiring Board of the Acquiring Fund Management Agreement with BFA will be available in the Acquiring Fund’s first reports filed on Form N-CSR following the commencement of operations.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Acquiring Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Acquiring Fund.

Combined Fund

The Acquiring Fund Management Agreement will remain in place following the Reorganization and the management fee rates applicable to the Combined Fund under the Management Agreement will be identical to the current management fee rates applicable to the Acquiring Fund. In addition, the contractual fee waivers applicable to the Acquiring Fund will be retained with respect to the Combined Fund.

BFA will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement. The principal terms of the Target Fund Management Agreement and the Acquiring Fund Management Agreement are described below.

Terms of the Management Agreements

The Target Fund Management Agreement and the Acquiring Fund Management Agreement (each, a “Management Agreement” and together, the “Management Agreements”) are similar and generally provide that, subject to the oversight of their respective Boards, BAL and BFA will act as investment adviser for and supervise and manage the investment and reinvestment of their respective Fund’s assets. Pursuant to each Management Agreement, BAL and BFA will in connection therewith, among other things, have complete discretion in purchasing and selling securities and other assets for their respective Funds and making investment decisions for the Funds (including with respect to voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of their respective Funds), will supervise continuously the investment program of the respective Funds and the composition of their investment portfolios, will arrange for the purchase and sale of securities and other assets held in the investment portfolio of their respective Funds; and will provide investment research to their respective Funds. BAL and BFA will provide these services in accordance with their respective Fund’s investment objectives, policies and restrictions as stated in its registration statement and the resolutions of each Trust’s Board.

Under the Management Agreements, BAL and BFA will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of their respective Fund’s governing documents as such are amended from time to time. In addition, in each Management Agreement, BAL and BFA agree to comply with any policies or directives of the applicable Board.

Pursuant to the Management Agreements, BAL and BFA will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BAL will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. In addition, BAL and BFA will treat confidentially and as proprietary information of their respective Fund all records and other information relative to their respective Fund and their respective Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties pursuant to the Management Agreements, except after prior notification to and approval in writing by such Fund, which approval will not be unreasonably withheld and may not be withheld where BAL may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by their respective Fund.

Under each Fund’s Management Agreement, BAL and BFA will maintain certain books and records required by law or for the proper operation of such Fund, and will also prepare certain periodic reports for review by the officers of such Fund.

Each Management Agreement provides that BAL and BFA may from time to time, in their sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers including, without limitation, affiliates of BAL, to perform investment advisory services with respect to their respective Fund.

In contrast to the Target Fund Management Agreement, under the Acquiring Fund Management Agreement BFA agrees to pay all expenses incurred by the Acquiring Fund, except that the Acquiring Fund agrees to pay all of the following expenses incurred by it: (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Acquiring Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Acquiring Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act)). This arrangement is sometimes referred to as a “unitary fee.” The Target Fund Management Agreement does not have a unitary fee arrangement; instead the Target Fund is subject to a tiered management fee.

Under the Management Agreements, BAL and BFA will not be liable for any error of judgment or mistake of law or for any loss suffered by their respective Fund in connection with the performance of the Management Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Management Agreements. The Target Fund Management Agreement also expressly carves out from exculpation any breaches of fiduciary duty with respect to the receipt of compensation for services and contains an indemnification provision in favor of BAL, while the Acquiring Fund Management Agreement does not provide for indemnification in favor of BFA.

Unless earlier terminated, each Management Agreement will remain in effect from year to year if approved at least annually by (1) a vote of a majority of the applicable Board who are not parties to the respective agreement or interested persons of any party to such respective agreement, cast in person at a meeting called for the purpose of voting on such approval and (2) by a vote of a majority of the Directors or Trustees of the applicable Board or by a vote of a majority of the outstanding voting securities of the applicable Fund at the time outstanding and entitled to vote.

Each Management Agreement automatically terminates on assignment and may be terminated without penalty upon 60 days’ written notice by any of the parties to such agreement (provided that termination of a Management Agreement by the Target Fund or the Acquiring Fund is directed or approved by the vote of a majority of the Directors or Trustees of the Target Board or the Acquiring Board, as applicable, in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the applicable Fund).

Pursuant to the Management Agreements, BAL and BFA each provides administrative services to their respective Funds, and each is compensated for combined investment advisory and administrative services according to the respective Management Agreement’s fee schedule described above in “Comparison of the

Funds—Management Agreements” section. BAL separately provides administration services to the Target Fund pursuant to a separate administration agreement with a separate fee schedule.

Other Service Providers

	Target Fund	Acquiring Fund
Distributor	BlackRock Investments, LLC 50 Hudson Yards New York, New York 10001	BlackRock Investments, LLC 50 Hudson Yards New York, New York 10001
Custodian	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 115 Federal Street Boston, Massachusetts 02110	Deloitte & Touche LLP 115 Federal Street Boston, Massachusetts 02110
Accounting Services Provider	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286
Fund Counsel	Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036	Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Sales Loads

Target Fund. As described above in “Summary—Fees and Expenses,” the Target Fund’s Investor A Shares are subject to a maximum initial sales charge of 5.25% and the Target Fund’s Investor C Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 1.00% for a period of one year. The Target Fund’s Investor A Shares are also assessed a CDSC of 1.00% on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more. Beginning on October 1, 2026, no initial sales charge will be imposed on purchases of Investor A Shares of the Target Fund. Beginning on October 1, 2026, no CDSC will be imposed on redemptions of Investor A Shares or Investor C Shares of the Target Fund.

Acquiring Fund. The Acquiring Fund is not subject to any front-end sales loads or contingent deferred sales charges.

Combined Fund. Effective upon the closing of the Reorganization, the Combined Fund will not be subject to any front-end sales loads or contingent deferred sales charges.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL,” or the “Distributor”), 50 Hudson Yards, New York, New York 10001, an affiliate of BlackRock, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization. With respect to the Acquiring Fund, the Distributor or its agent distributes Creation Units for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund.

Plan Payments: Acquiring Fund

The Acquiring Fund does not pay any distribution or service fees pursuant to a Rule 12b-1 plan.

Plan Payments: Target Fund

The Target Corporation, on behalf of the Target Fund, has adopted plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Shares and Class R Shares that allow the Target Fund to pay distribution fees for the sale of its shares and/or shareholder servicing fees for certain services provided to its shareholders.

Under the Plans, Investor C Shares and Class R Shares pay a distribution fee to the Distributor and/or its affiliates for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution and sales support services and to pay the Distributor and BAL and its affiliates for sales support services provided and related expenses incurred in connection with the sale of Investor C Shares and Class R Shares. The distribution fees may also be used to pay financial professionals or selected securities dealers, brokers, investment advisers, service providers or industry professionals (including BAL and its affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor C Shares and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Investor C Shares and Class R Shares of the Target Fund. Institutional Shares, Investor A Shares, and Class K Shares do not pay distribution fees.

Under the Plans, the Target Fund also pays shareholder servicing fees (also referred to as general shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor Shares and/or Class R Shares of the Target Fund. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor and Class R Shares of the Target Fund. All Investor and Class R Shares pay this shareholder servicing fee. Institutional Shares and Class K Shares do not pay a shareholder servicing fee.

The share classes of the Target Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of the Target Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor C	0.25%	0.75%
Class R	0.25%	0.25%
Institutional	None	None
Class K	None	None

In return for the shareholder servicing fee, Financial Intermediaries (including BAL) may provide one or more of the following services to their customers who own Investor and Class R Shares:

•

Answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the customers’ investments;

•	Assisting customers in designating and changing dividend options, account designations and addresses; and
•	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Target Fund’s shares.

Because the fees paid by the Target Fund under the Plans are paid out of Target Fund assets on an ongoing basis, over time these fees will increase the cost of a Target Fund shareholder’s investment and may cost a Target Fund shareholder more than paying other types of sales charges. In addition, the distribution fees paid by Investor C Shares and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares.

Other Payments by the Target Fund

In addition to fees that the Target Fund may pay to a Financial Intermediary pursuant to the Plans and fees the Target Fund pays to its Transfer Agent, BAL, on behalf of the Target Fund, may enter into non-Plan agreements with affiliated and unaffiliated Financial Intermediaries pursuant to which the Target Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Target Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BAL

From time to time, BAL, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services described above at its or their own expense and out of its or their profits. BAL, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Target Fund. These payments would be in addition to the Target Fund payments described in this Combined Prospectus/Information Statement and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BAL, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Target Fund to its shareholders.

Target Fund shareholders may contact their Financial Intermediary for details about payments it may receive from the Target Fund or from BAL, the Distributor or their affiliates. For more information, see the SAI.

Payments by BFA

BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Acquiring Fund and certain other BFA-advised ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Acquiring Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the BFA-advised ETFs. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Acquiring Fund or other BFA-advised ETFs over another investment. More information regarding these payments is contained in the Acquiring Fund’s SAI. Acquiring Fund shareholders should contact their salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.

Combined Fund

Following the closing of the Reorganization, the Acquiring Fund will not pay any distribution or service fees pursuant to a Rule 12b-1 plan.

Dividends and Distributions

Acquiring Fund

General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Acquiring Fund. Distributions of net realized gains, if any, generally are declared and paid once a year, but the Acquiring Trust may make distributions on a more frequent basis for the Acquiring Fund. The Acquiring Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Acquiring Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Acquiring Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Acquiring Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Acquiring Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Acquiring Fund purchased in the secondary market.

Effective upon the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund. Acquiring Fund Shares received by the Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Target Fund

The Target Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Target Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends may be reinvested automatically in shares of the Target Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Intermediary or the Target Fund. Although this cannot be predicted with any certainty, the Target Fund anticipates that a significant amount of its dividends, if any, will consist of ordinary income. Capital gains may be taxable to you at different rates depending on how long the Target Fund held the assets sold.

Taxes

Acquiring Fund

Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Acquiring Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Acquiring Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Acquiring Fund under all applicable tax laws.

Taxes. As with any investment, you should consider how your investment in shares of the Acquiring Fund will be taxed. The tax information in this Combined Prospectus/Information Statement is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Acquiring Fund.

Unless your investment in Acquiring Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Acquiring Fund makes distributions or you sell Acquiring Fund shares.

Taxes on Distributions. Distributions from the Acquiring Fund’s investment company taxable income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Acquiring Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Acquiring Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Acquiring Fund’s shares. Distributions by the Acquiring Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates, subject to the holding period requirements applicable to both you and the Acquiring Fund, as set forth below. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Acquiring Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Acquiring Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income.

It is expected that dividends received by the Acquiring Fund from a real estate investment trust (“REIT”) and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, the Acquiring Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Acquiring Fund’s income is derived from ordinary REIT dividends, reduced by allocable Acquiring Fund expenses, and a shareholder may treat the dividends as such, provided that the Acquiring Fund and such shareholder satisfy the applicable holding period requirements.

Acquiring Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Acquiring Fund shareholders that are corporations, subject to certain hedging and holding period requirements.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Acquiring Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders.

Distributions in excess of the Acquiring Fund’s minimum distribution requirements, but not in excess of the Acquiring Fund’s current and accumulated earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Acquiring Fund as capital assets.

Dividends, interest and capital gains earned by the Acquiring Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Acquiring Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Acquiring Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Acquiring Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

For purposes of foreign tax credits for U.S. shareholders of the Acquiring Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Acquiring Fund’s dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to distributions properly reported by the Acquiring Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends or upon the sale or other disposition of shares of the Acquiring Fund.

If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes on Sales of Shares. Currently, any capital gain or loss realized upon a sale of Acquiring Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Acquiring Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Acquiring Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

FATCA. Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the Internal Revenue Service (“IRS”) that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Acquiring Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Acquiring Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and the Acquiring Fund, generally takes place when an Authorized Participant deposits into the Acquiring Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Acquiring Fund in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Acquiring Fund and an amount of cash (including any portion of such securities for which cash may be substituted).

The Acquiring Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Acquiring Fund. Creation and redemption baskets may differ and the Acquiring Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Acquiring Fund’s SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units with the Acquiring Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Acquiring Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Acquiring Fund’s instructions or may not be executed at all, or the Acquiring Fund may not be able to place or change orders.

To the extent the Acquiring Fund engages in in-kind transactions, the Acquiring Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Acquiring Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Acquiring Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Householding. Householding is an option available to certain Acquiring Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Purchase, Redemption, Exchange and Transfer of Shares

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares. The procedures for the Acquiring Fund are described below. The Target Fund prospectuses provide information under the section entitled “How to Buy, Sell, Exchange and Transfer Shares” with respect to the procedures applicable to purchases, exchanges, sales, and transfers of the shares of the Target Fund.

The following discussion describes the policies and procedures related to the purchase, sale, creation and redemption of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund, effective upon the closing of the Reorganization.

Acquiring Fund

Buying and Selling Shares. Shares of the Acquiring Fund may be acquired or redeemed directly from the Acquiring Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Combined Prospectus/Information Statement. Only an Authorized Participant (as defined in the Creations and Redemptions section above) may engage in creation or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Acquiring Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Acquiring Fund purchased on an exchange or otherwise in the secondary market. The Acquiring Fund’s shares trade under the ticker symbol “ENHV”.

Buying or selling Acquiring Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Acquiring Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Acquiring Fund based on the Acquiring Fund’s trading volume and market liquidity, and is generally lower if the Acquiring Fund has high trading volume and market liquidity, and higher if the Acquiring Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Acquiring Fund’s spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Acquiring Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The Acquiring Fund does not impose restrictions on the frequency of purchases and redemptions of Acquiring Fund shares directly with the Acquiring Fund. The Acquiring Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Acquiring Fund shares because the Acquiring Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Acquiring Fund’s portfolio securities. However, the Acquiring Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as disruption of portfolio management, dilution to the Acquiring Fund, and/or increased transaction costs. Further, the vast majority of trading in Acquiring Fund shares occurs on the secondary market, which does not involve the Acquiring Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Acquiring Fund shares.

The national securities exchange on which the Acquiring Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Acquiring Fund’s listing exchange is the Nasdaq Stock Market LLC.

Book Entry. Shares of the Acquiring Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Acquiring Fund.

Investors owning shares of the Acquiring Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Acquiring Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Acquiring Fund’s shares in the secondary market generally differ from the Acquiring Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Acquiring Fund, economic conditions and other factors.

Conflicts of Interest

The investment activities of BFA and its affiliates (including BAL and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders.

BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and in the ordinary course of business may engage in activities in which their interests or the interests of other clients may conflict with those of the Acquiring Fund. BFA and its Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal. BFA and its Affiliates may have other direct and indirect interests in securities, currencies, commodities, derivatives and other assets in which the Acquiring Fund may directly or indirectly invest.

BFA and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Acquiring Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Acquiring Fund. This may include transactions in securities issued by other open-end and closed-end investment companies, including investment companies that are affiliated with the Acquiring Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of BFA and its Affiliates are carried out without reference to positions held directly or indirectly by the Acquiring Fund. These activities may result in BFA or an Affiliate having positions in assets that are senior or junior to, or that have interests different from or adverse to, the assets held by the Acquiring Fund.

The Acquiring Fund may invest in securities issued by, or engage in other transactions with, entities with which an Affiliate has significant debt or equity investments or other interests. The Acquiring Fund may also invest in issuances (such as debt offerings or structured notes) for which an Affiliate is compensated for providing advisory, cash management or other services. The Acquiring Fund also may invest in securities of, or engage in other transactions with, entities for which an Affiliate provides or may provide research coverage or other analysis.

An Affiliate may have business relationships with, and receive compensation from, distributors, consultants or others who recommend the Acquiring Fund or who engage in transactions with or for the Acquiring Fund.

Neither BFA nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, an Affiliate may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Acquiring Fund may enter into transactions in which BFA or an Affiliate or their directors, officers, employees or clients have an adverse interest. The Acquiring Fund may be adversely impacted by the effects of transactions undertaken by BFA or an Affiliate or their directors, officers, employees or clients.

From time to time, BFA or its advisory clients (including other funds and accounts) may, subject to compliance with applicable law, purchase and hold shares of the Acquiring Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Acquiring Fund may be impacted by purchases and sales of the Acquiring Fund by BFA or its advisory clients.

The Acquiring Fund’s activities may be limited because of regulatory restrictions applicable to BFA or an Affiliate or their policies designed to comply with such restrictions.

Under a securities lending program approved by the Acquiring Board, the Acquiring Fund has retained BlackRock Institutional Trust Company, N.A., an Affiliate of BFA, to serve as its securities lending agent to the extent that it participates in the securities lending program. For these services, the securities lending agent will receive a fee from a participating Acquiring Fund based on the returns earned on the Acquiring Fund’s lending activities, including the investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Acquiring Fund may lend its portfolio securities under the securities lending program.

Under an ETF Services Agreement, the Acquiring Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL has engaged Citibank, N.A. (“Citibank”) as a subcontractor to provide certain ETF Services. BRIL retains a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BFA collaborated with, and received payment from, Citibank on the design and development of the ETF Services platform. Citibank has, and may, from time to time, develop additional relationships with BFA or funds managed by BFA and its Affiliates.

BFA and its Affiliates may benefit from a fund using a BlackRock index by creating increasing acceptance in the marketplace for such indexes. BFA and its Affiliates are not obligated to license an index to a fund, and no fund is under an obligation to use a BlackRock index. The terms of a fund’s index licensing agreement with BFA or its Affiliates may not be as favorable as the terms offered to other licensees.

The activities of BFA and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. Please see the Acquiring Fund’s SAI for further information.

The above will be applicable to the Combined Fund effective upon the closing of the Reorganization.

Valuation of Shares

The Target Fund’s valuation policy is the same as the Acquiring Fund’s valuation policy. Effective upon the closing of the Reorganization, the Acquiring Fund’s valuation policy described below will be continued by the Combined Fund.

Determination of Net Asset Value. The NAV of the Acquiring Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Acquiring Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Acquiring Fund is calculated by dividing the value of the net assets of the Acquiring Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Acquiring Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Acquiring Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Acquiring Fund pursuant to Rule 2a-5 under the 1940 Act.

Equity securities and other equity instruments (except ETF options, equity index options or those that are customized) for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds that are not traded on an exchange (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.

The Acquiring Fund values fixed-income portfolio securities and certain derivative instruments using bid prices provided by dealers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with BFA’s valuation policies and procedures. Pricing services may use valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Acquiring Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by the Acquiring Fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.

Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Acquiring Fund are determined as of such times. U.S. government securities, money market instruments and certain fixed income securities are generally priced as of close of regular trading hours on the NYSE.

When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Acquiring Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Acquiring Fund.

For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of the Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Acquiring Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Target Fund through a Financial Intermediary, the Target Fund and BRIL, the Target Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Target Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Target Fund over another investment.

Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Target Fund assets, or the Target Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Acquiring Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Market Timing Trading Policies and Procedures

The Funds have different market timing policies, as described below. Effective upon the closing of the Reorganization, the Acquiring Fund’s market timing trading policies and procedures described below will be continued by the Combined Fund.

Acquiring Fund

The Acquiring Fund does not impose restrictions on the frequency of purchases and redemptions of Acquiring Fund shares directly with the Acquiring Fund. The Acquiring Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Acquiring Fund shares because the Acquiring Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Acquiring Fund’s portfolio securities. However, the Acquiring Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as disruption of portfolio management, dilution to the Acquiring Fund, and/or increased transaction costs. Further, the vast majority of trading in Acquiring Fund shares occurs on the secondary market, which does not involve the Acquiring Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Acquiring Fund shares.

Target Fund

The Target Board has determined that the interests of long-term shareholders and the Target Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Target Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Target Fund and its returns to shareholders. For example, large flows of cash into and out of the Target Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Target Fund’s investment objective. Frequent trading may cause the Target Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Target Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Target Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Comparison of the Funds—Valuation of Shares” above.

The Target Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Target Fund shares that it determines may be detrimental to the Target Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Target Fund shares because certain legitimate strategies will not result in harm to the Target Fund or its shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, the Target Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Target Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Target Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Target Fund, the Target Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Target Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide the Target Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Target Fund. While the Target Fund monitors for market timing activity, the Target Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Target Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Target Fund pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Target Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by the Target Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Target Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Target Fund or long-term shareholders.

FINANCIAL HIGHLIGHTS

The Acquiring Fund is new and has no performance history as of the date of this Combined Prospectus/Information Statement. The Acquiring Fund will adopt the financial history, including the financial highlights, of Institutional Shares of the Target Fund following the Reorganization. Financial highlights tables for each share class of the Target Fund may be found in the Target Fund’s Prospectus and the Target Fund’s 2025 Annual Financial Statements for the fiscal year ended May  31, 2025, and semi-annual financial highlights tables for each share class of the Target Fund may be found in the Target Fund’s 2025 Semi-Annual Financial Statements for the period ended November 30, 2025. The financial statements and financial highlights included in the Target Fund’s Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements and financial highlights have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. The Target Fund’s Prospectus, Target Fund’s Annual Financial Statements and Target Fund’s Semi-Annual Financial Statements are available without charge by calling (800) 441-7762 and are incorporated herein by reference.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Reorganization will consist of (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and newly issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate NAV equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by such Target Fund liabilities and cash amounts as provided in (iii) and (iv) below; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in the Reorganization Agreement), of the Acquiring Fund Shares pro rata to the shareholders of the Target Fund (except as noted below); (iii) the distribution of cash to shareholders of the Target Fund in lieu of fractional Acquiring Fund Shares; (iv) with respect to shareholders of the Target Fund who hold Target Fund shares through (a) an account that cannot accept Acquiring Fund Shares or (b) an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, the distribution of cash equal to the net asset value of the Target Fund shares held by such shareholders of the Target Fund; and (v) the termination, dissolution and liquidation of the Target Fund.

The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of regular trading on the NYSE on the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures.

In addition, prior to the Reorganization, the Target Fund intends to distribute to its shareholders substantially all of its net capital gains (if any) realized through October 31, 2026, not previously distributed to shareholders, and such distribution of net realized capital gains is generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year.

If you remain a shareholder of the Target Fund on the Closing Date of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash which, when combined with the shares, have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment will be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your investment will be liquidated on November 6, 2026. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on November 19, 2026 and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold your shares of the Target Fund through a direct IRA and do not take action prior to November 6, 2026, your Target Fund shares will be exchanged on November 6, 2026 for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Investor A Shares or Class R Shares of the Target Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Target Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Target Fund will be exchanged into Institutional Shares of the Money Market Fund. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. The Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, the Target Fund will be terminated under Maryland state law.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and the Target Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization Agreement, which provides for the Reorganization, by the Target Board and Acquiring Board;

•	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part, the absence of any stop orders under the 1933 Act pertaining thereto; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes (except with respect to cash received).

The Reorganization Agreement may be terminated or amended by the mutual consent of the Target Fund and the Acquiring Fund.

The Target Board and the Acquiring Board, including all of the Independent Board Members, believe the Reorganization is in the best interests of each Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the Reorganization. The Boards have also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization.

Although shareholder approval of the Reorganization is not required and BAL does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the relevant Target Fund would be notified of the change.

Reasons for the Reorganization

The factors considered by the Target Board and the Acquiring Board with regard to the Reorganization include, but are not limited to, the following:

•

the investment objectives, fundamental investment restrictions and non-fundamental investment restrictions of the Target Fund are identical to those of the Acquiring Fund; the investment strategies of the Target Fund are similar to those of the Acquiring Fund; and the investment risks of the Target Fund and the Acquiring Fund are similar, although there are certain differences. The Boards considered the principal differences in the investment risks. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” and “Comparison of the Funds—Investment Risks”;

•

assuming the Reorganization had occurred on November 30, 2025, the Combined Fund would have (A) total annual fund operating expenses that are estimated to be lower than those of each of the share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses that are estimated to be lower than those of each of the share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements that BFA has agreed to continue through June 30, 2028;

•

the contractual and effective (i.e., net of any applicable management fee waivers) management fee rates for the Combined Fund are expected to be lower than the contractual and effective advisory fee rates for the Target Fund;

•	the net annual fund operating expenses for the Combined Fund are expected to be lower than those of the share classes of the Target Fund;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund are expected to manage the Combined Fund following the closing of the Reorganization;

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization— General”;

•

there is generally expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received), because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund intends to distribute to its shareholders substantially all of its net capital gains (if any) realized through October 31, 2026, not previously distributed to shareholders, and such distribution of net realized capital gains is generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year;

•	the degree of portfolio repositioning expected to occur in connection with the Reorganization;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV such shareholder of the Target Fund owns immediately prior to the Reorganization (unless such shareholder holds shares of the Target Fund through a brokerage account that cannot accept shares of the Acquiring Fund, through a direct individual retirement account or through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund), the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization; and

•

the Target Fund will bear the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $403,429. The foregoing estimated expenses will be borne by the Target Fund directly, regardless of whether the Reorganization is consummated.

For these and other reasons, the Target Board and the Acquiring Board, including all of the Independent Board Members, unanimously approved the Reorganization Agreement. The Boards determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Boards at the Approval Meeting, the Reorganization is in the best interests of each Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Boards have also determined that the Reorganization will not have a material adverse effect on the shareholders of any share class of the Target Fund. The Boards’ determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Boards did not identify any particular information or consideration that was all-important or controlling.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Acquiring Trust and the Target Corporation receive an opinion from Ropes & Gray LLP, tax counsel to the Acquiring Trust and the Target Corporation, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

•

(i) The transfer of all of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund followed by the distribution of the Acquiring Fund Shares to the Target Fund shareholders and (ii) the termination, dissolution and liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

•

No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund or upon the distribution of the Acquiring Fund Shares to the Target Fund shareholders followed by the complete liquidation of the Target Fund;

•	No gain or loss will be recognized by the Target Fund shareholders upon the receipt of their Acquiring Fund Shares pursuant to the Reorganization, except with respect to cash received, if any;

•

The aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder, reduced by the amount of any tax basis allocable to any fractional shares for which cash is received, if any;

•

The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

•	The tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Reorganization; and

•

The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund. The opinion of Ropes & Gray LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Ropes & Gray LLP will also rely upon certain representations of the management of the Acquiring Trust and the Target Corporation and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. Such opinion does not address, with respect to shareholders of the Target Fund who do not hold Target Fund shares through (a) a brokerage account that can accept Acquiring Fund Shares or (b) an IRA or group retirement plan whose plan sponsor has the ability to hold shares of ETFs on its platform, the distribution of cash equal to the net asset value of the Target Fund shares held by such shareholders of the Target Fund, which is expected to be a taxable transaction to shareholders in non-tax qualified accounts; and

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The receipt of cash in lieu of fractional Acquiring Fund shares, if any, will be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference in its tax basis in its fractional Target Fund shares and the amount of cash received.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.

The Acquiring Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

The tax year of the Target Fund is May 31, and the tax year of the Acquiring Fund is May 31. The tax year of the Combined Fund is expected to be the same as the tax year of the Funds. Following the Reorganization, the tax year of the Combined Fund will change to April 30 effective April 30, 2027.

BAL has reviewed the portfolio holdings of the Target Fund and does not anticipate disposing of any material portion of the holdings of the Target Fund in connection with the Reorganization.

Prior to the Reorganization, the Target Fund may distribute to its shareholders substantially all of its net capital gains (if any) realized through October 31, 2026, not previously distributed to shareholders, and such distribution of net realized capital gains is generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the relevant Target Fund or will be made by the Acquiring Fund during the taxable year.

Assuming the Reorganization qualifies as tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. As of May 18, 2026, the Target Fund did not have any capital loss carryovers. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the Acquiring Fund (subject to the conditions and limitations under the Code). Capital losses of the Target Fund may be carried forward indefinitely to offset future capital gains. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of ownership changes, if such occur.

Shareholders must consult with their own tax advisers on the U.S. federal income tax consequences of the Reorganization and the other transactions described in this Combined Prospectus/Information Statement, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

The Target Fund will bear the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $403,429. BAL determined that it was appropriate for the costs of the Reorganization to be borne by the Target Fund given the benefits expected to be experienced by many shareholders of the Target Fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency, and the potential for increased tax efficiency. The foregoing estimated expenses will be borne by the Target Fund directly, regardless of whether the Reorganization is consummated.

The expenses of the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 registration statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for the Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Ropes & Gray LLP, counsel to the Funds. Certain legal matters of Maryland law concerning the Target Fund will be passed on by Venable LLP, which serves as Maryland counsel to the Target Fund. Certain legal matters of Delaware law concerning the issuance of shares of the Acquiring Fund will be passed on by Morris, Nichols, Arsht & Tunnell LLP, which serves as Delaware counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of November 30, 2025: (i) the unaudited capitalization of Investor A, Investor C, Institutional, Class R, and Class K Shares of the Target Fund; and (ii) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been completed. As of November 30, 2025, the total net assets of the Target Fund were $716,862,208, and the total assets of the Acquiring Fund were $0. As of November 30, 2025, the total net assets of the Combined Fund would have been $684,186,376 on a pro forma basis (adjusted for estimated net investment income distribution of $3,797,168, capital gain distribution of $28,475,235 and reorganization costs of $403,429). The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	Target Fund[1]					Acquiring Fund[2]	Pro Forma Adjustments to Acquiring Fund Shares[3]	Combined Fund Pro Forma[4]
	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares	Class K Shares
Net Assets	$419,523,721	$13,876,607	$264,166,462	$5,931,308	$13,364,110	N/A	$(32,675,832)	$684,186,376
Shares Outstanding	12,961,794	485,478	7,868,776	196,000	397,970	N/A	5,457,436	27,367,454
NAV per share	$32.37	$28.58	$33.57	$30.26	$33.58	N/A	$—	$25.00	[5]

[1]

Shareholders of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Reorganization Agreement. The Acquiring Fund does not offer multiple share classes.

[2]	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
[3]	Adjusted for estimated net investment income distribution of $3,797,168, capital gain distribution of $28,475,235 and reorganization costs of $403,429.
[4]	Assumes the Reorganization had taken place on November 30, 2025.
[5]	It is BFA’s intent for the Acquiring Fund to have a starting NAV of $25.00 per share.

Shareholder Information

As of the date hereof, the Acquiring Fund was not operational and, therefore, had no shareholders. As of May 15, 2026, the Directors and officers of the Target Corporation as a group directly or indirectly beneficially owned an aggregate of less than 1% of any class of the outstanding shares of the Target Fund. As of May 1, 2026, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:

Name	Address	%	Class

Merrill Lynch Pierce Fenner	4800 E Deerlake Dr. 3rd Flr Jacksonville, FL 32246-6484	37.63%	Investor A Shares

National Financial Services LLC	499 Washington Blvd. Fl 5 Jersey City, NJ 07310-2010	8.37%	Investor A Shares

Morgan Stanley Smith Barney LLC	1 New York Plaza Fl. 12 New York, NY 10004-1901	5.64%	Investor A Shares

LPL Financial	4707 Executive Dr. San Diego, CA 92121-3091	21.64%	Investor C Shares

Charles Schwab & Co., Inc.	211 Main St. San Francisco, CA 94105	12.64%	Investor C Shares

Merrill Lynch Pierce Fenner	4800 E Deerlake Dr. 3rd Flr Jacksonville, FL 32246-6484	8.59%	Investor C Shares

Name	Address	%	Class

National Financial Services LLC	499 Washington Blvd. Fl 5 Jersey City, NJ 07310-2010	8.30%	Investor C Shares

Morgan Stanley Smith Barney LLC	1 New York Plaza Fl. 12 New York, NY 10004-1901	6.92%	Investor C Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.09%	Investor C Shares

Raymond James	880 Carillon Pkwy. Saint Petersburg, FL 33716	6.05%	Investor C Shares

Edward D Jones and Co.	12555 Manchester Rd. St. Louis, MO 63131-3710	31.52%	Class K Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	28.00%	Class K Shares

National Financial Services LLC	499 Washington Blvd. Fl 5 Jersey City, NJ 07310-2010	17.40%	Class K Shares

Charles Schwab & Co., Inc.	211 Main St. San Francisco, CA 94105	10.94%	Class K Shares

Matrix Trust Company Cust	717 17th Street Suite 1300 Denver, CO 80202	15.02%	Class R Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	12.44%	Class R Shares

Ascensus Trust Company	P.O. Box 10758 Fargo, ND 58106	11.98%	Class R Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	8.35%	Class R Shares

Merrill Lynch Pierce Fenner	4800 E Deerlake Dr. 3rd Flr Jacksonville, FL 32246-6484	8.27%	Class R Shares

Ascensus Trust Company	P.O. Box 10758 Fargo, ND 58106	6.80%	Class R Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.60%	Class R Shares

Merrill Lynch Pierce Fenner	4800 E Deerlake Dr. 3rd Flr Jacksonville, FL 32246-6484	31.76%	Institutional Shares

SEI Private Trust Company	1 Freedom Valley Drive Oaks, PA 19456	16.10%	Institutional Shares

LPL Financial	4707 Executive Dr. San Diego, CA 92121-3091	13.79%	Institutional Shares

National Financial Services LLC	499 Washington Blvd. Fl 5 Jersey City, NJ 07310-2010	7.12%	Institutional Shares

Morgan Stanley Smith Barney LLC	1 New York Plaza Fl. 12 New York, NY 10004-1901	5.31%	Institutional Shares

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25%

of the Target Fund, or is identified as the holder of record of more than 25% of the Target Fund and has voting and/or investment powers, such shareholder may be presumed to control the Target Fund.

Shareholder Rights and Obligations

Comparison of Maryland Corporations and Delaware Statutory Trusts

The following description is based on relevant provisions of the Maryland General Corporation Law (the “MGCL”) and Delaware Statutory Trust Act (the “Delaware Act”). This summary does not purport to be complete, and we refer you to the MGCL, the Delaware Act, and the relevant Fund’s operative documents.

A fund organized as a Maryland corporation, such as BlackRock Large Cap Series Funds, Inc., of which the Target Fund is a series, on the other hand, is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations, except that a shareholder may be liable to the extent that (i) the subscription price or other agreed upon consideration for stock subscribed for has not been paid, or (ii) liability is imposed under any other provision of the MGCL.

The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization so long as they meet their statutory standard of conduct; provided, however that the charter of a Maryland corporation may include provisions expanding or limiting the liability of its directors. The MGCL requires that a Maryland corporation indemnify its directors in certain limited instances, and a corporation may further indemnify its directors to the extent provided for in its charter and in accordance with the MGCL.

A fund established as a series of a Delaware statutory trust, such as the Acquiring Trust, of which the Acquiring Fund is a series, is governed both by the Delaware Act and the trust’s declaration of trust or similar instrument. For the Acquiring Fund, it is the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust, as amended, (the “Delaware Trust Declaration”) and By-Laws, as amended. As is common for Delaware statutory trusts, internal governance matters of the Acquiring Trust are generally a function of the terms of the respective Delaware Trust Declaration. The Acquiring Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. The Delaware Trust Declaration provides that its shareholders are not personally liable for the debts or obligations of the trust, and also provide that a shareholder of the Acquiring Fund shall be indemnified out of the assets of the trust held with respect to the Acquiring Fund against liability arising solely from the shareholder’s ownership of shares in the Acquiring Fund.

Target Fund

The Target Corporation is organized as a Maryland corporation.

Shareholders of the Target Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors of the Target Board and generally on other matters submitted to the vote of shareholders of the Target Fund. Shareholders of a class that bears distribution and/or service expenses have exclusive voting rights with respect to matters relating to such distribution and service expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Target Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

The Target Fund does not intend to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Target Fund’s prospectus and statement of additional information. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by the Target Fund and in the net assets of the Target Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

The Target Corporation is organized as a Maryland corporation, and the bylaws of the Target Corporation provide that a special meeting of shareholders may be called upon the request of a majority of the Directors or the president of the Target Corporation and shall also be called upon the written request of the holders of not less than a majority of the outstanding shares of the Target Corporation, or any class or series of the Target Corporation, entitled to vote at such meeting, if they comply with applicable Maryland law.

Under provisions of the MGCL applicable only to open-end management investment companies, the board of directors of the Target Corporation has the power to approve charter amendments and extraordinary corporate actions such as fund reorganizations or dissolutions, without shareholder action, unless a vote of shareholders is required by the 1940 Act.

Acquiring Fund

The Acquiring Trust was organized as a Delaware statutory trust on October 31, 2018 and is authorized to have multiple series or portfolios, including the Acquiring Fund, each called a fund. The Acquiring Trust issues shares of beneficial interests in each fund with no par value. The Acquiring Board may establish and designate additional funds.

Each whole share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Acquiring Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Acquiring Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Acquiring Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Acquiring Board. Under the Delaware Trust Declaration, Trustees of the Acquiring Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.

In accordance with the Acquiring Trust’s current Delaware Trust Declaration, the Acquiring Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund. The Acquiring Trust or a fund may sell or convey all or substantially all of its assets, and subsequently be terminated, by a majority vote of the Acquiring Board. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Delaware Trust Declaration provides that the Acquiring Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Acquiring Trust or a fund, the Acquiring Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Acquiring Trust or a fund may make redemptions, for cash or for a combination of cash and securities. Further, in the event of a termination of the Acquiring Trust or a fund, the Acquiring Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.

APPENDIX I: FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Target Fund and Acquiring Fund

The Board has adopted restrictions and policies relating to investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

The Board has also adopted certain non-fundamental investment restrictions, which may be changed by the Board without shareholder approval.

Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.

Under its fundamental investment restrictions, the Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.
(2)	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).
(3)

Make investments for the purpose of exercising control or management. Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(4)

Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5)

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(6)	Issue senior securities to the extent such issuance would violate applicable law.
(7)

Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

(8)	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, in selling portfolio securities.
(9)

Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

I-1

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not:

(a)

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(b)

Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Except with respect to fundamental investment restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of fundamental investment restriction (2) above, with respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

In addition, as a non-fundamental policy that may be changed by the Board and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

I-2

APPENDIX II: FORM OF AGREEMENT AND PLAN OF

REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●] 2026, by and between BlackRock Large Cap Series Funds, Inc., an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and a Maryland corporation (the “Target Company”), on behalf of BlackRock Advantage Large Cap Value Fund, a separate series of the Target Company (the “Target Fund”), and BlackRock ETF Trust, an investment company registered under the 1940 Act and a Delaware statutory trust (the “Acquiring Trust”), on behalf of iShares Enhanced Large Cap Value Active ETF, a separate series of the Acquiring Trust (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Liabilities (as defined in paragraph 1.3) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Liabilities and cash amounts as provided in (iii) and (iv) below; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares pro rata to the shareholders of the Target Fund who hold shares of the Target Fund’s common stock, $0.10 par value per share (“Target Fund Shares”), through a brokerage account that can accept Acquiring Fund Shares; (iii) the distribution of cash to shareholders of the Target Fund in lieu of fractional Acquiring Fund Shares; (iv) with respect to shareholders of the Target Fund who hold Target Fund Shares through (a) an account that cannot accept Acquiring Fund Shares or (b) an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of exchange traded funds (“ETFs”) on its platform, the distribution of cash equal to the net asset value of the Target Fund Shares held by such shareholders of the Target Fund; and (v) the termination, dissolution and complete liquidation of the Target Fund.

WHEREAS, the Target Fund and the Acquiring Fund are each open-end, registered management investment companies within the meaning of the 1940 Act;

WHEREAS, the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is a newly formed series of the Acquiring Trust and is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Target Company (the “Target Company Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) have determined that the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Target Company Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of the Target Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Company, on behalf of the Target Fund, agrees to convey, transfer and deliver all of the Assets of the Target Fund free and clear of all liens, encumbrances and claims, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, to the Acquiring Fund. In exchange, the Acquiring Trust, on behalf of the Acquiring Fund, agrees to: (i) deliver to the Target Fund, the number of full Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of: (1) the cash to be distributed to the shareholders of the Target Fund in lieu of fractional Acquiring Fund Shares; (2) the cash to be distributed to shareholders of the Target Fund who do not hold Target Fund Shares through (a) a brokerage account that can accept Acquiring Fund Shares or (b) an IRA or group retirement plan whose plan sponsor has the ability to hold shares of ETFs on its platform (collectively, the “Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (3) the Target Fund Liabilities (as defined in paragraph 1.3 with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Company, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2, cash necessary to be distributed to the shareholders of the Target Fund in lieu of fractional Acquiring Fund Shares, cash necessary to be distributed to the Cash-Out Shareholders of the Target Fund and other than the rights of the Target Company, on behalf of the Target Fund, under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Company, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. As of the Closing Date, the Acquiring Fund shall assume all unpaid liabilities of the Target Fund existing as of the Valuation Time, whether stated or unstated, known or unknown, contingent or otherwise (the “Target Fund Liabilities”), and such Target Fund Liabilities shall become the obligations and liabilities of the Acquiring Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Company shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date, and (ii) the Acquiring Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date.

1.5 DISTRIBUTION OF ACQUIRING FUND SHARES.

(a) On or as soon as practicable after the Closing Date, the Target Fund will: (i) distribute, pro rata to its shareholders of record based upon the net asset value per class of Target Fund Shares, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”) (other than the Cash-Out Shareholders) all of the Acquiring Fund Shares received by the Target Fund; and (ii) distribute cash, as provided in paragraph 1.1, to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares and to any Cash-Out Shareholders. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of the Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of the Acquiring Fund Shares due to the Target Fund Shareholders. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfer.

(b) Following the distribution of the Acquiring Fund Shares to the Target Fund Shareholders and cash to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares and to the Cash-Out Shareholders, in each case pursuant to paragraph 1.5(a) above, the Target Fund will be terminated, dissolved and liquidated, and shall cease to operate as a series of an investment company registered under the 1940 Act. The Target Fund agrees that the liquidation and dissolution of the Target Fund will be effected in the manner provided in the charter of the Target Company, as amended, in accordance with applicable law and that, on and after the Closing Date, the Target Fund will not conduct any business except in connection with its liquidation and dissolution.

1.6 OWNERSHIP OF SHARES. Ownership of the Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of any Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, on behalf of the Target Fund up to and including the Closing Date and thereafter; provided that the Acquiring Trust, on behalf of the Acquiring Fund, shall file any tax returns or other documents required to be filed with any federal, state or local tax authorities for tax periods ending after the Closing Date.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed, and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be transferred to the Acquiring Fund as of the Closing Date. Following such transfer, the Acquiring Fund shall make such books and records available to the Target Fund at the Acquiring Fund’s cost of producing such books and records, until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING TRUST; ACTION BY TARGET COMPANY. The Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Trust, on behalf of the Acquiring Fund. The Target Company shall take all actions expressed herein as being the obligations of the Target Company, on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the valuation procedures of the Acquiring Fund in a manner consistent with the Acquiring Fund’s then-current prospectus and statement of additional information and established by the Acquiring Trust’s Board of Trustees or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in paragraph 2.1 above, reduced by the amount of the Target Fund Liabilities assumed by the Acquiring Fund and cash as provided in paragraph 1.1, if any, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures of the Acquiring Fund in a manner consistent with the Acquiring Fund’s then-current prospectus and statement of additional information and established by the Acquiring Trust’s Board of Trustees. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on November [●], 2026, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036-8704, or at such other time and/or place as the parties may agree including remotely by means of an electronic exchange of documents and signatures.

3.2 CUSTODIAN’S CERTIFICATE. The Target Company, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund as of the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Company, on behalf of the Target Fund, shall be transferred and delivered by the Target Company, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Company, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding Target Fund Shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Trust, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Company, on behalf of the Target Fund, is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Company, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY ON BEHALF OF THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a) The Target Company is a corporation that is duly formed, validly existing and in good standing under the laws of the State of Maryland. The Target Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund. The Target Fund is a legally designated, separate series of the Target Company. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act and the registration of Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”) are in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Trust with respect to the Acquiring Fund and the Combined Prospectus/Information Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Company, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by the Target Company in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Target Company’s prospectus, statement of additional information, financial statements and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company, on behalf of the Target Fund, will not result in the violation of Maryland law, or any provision of the Target Company’s charter, as amended, or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Target Company, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target Fund, is bound.

(f) The Target Company, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Company, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Target Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended May 31, 2025, which have been audited by Deloitte & Touche LLP, and unaudited financial statements of the Target Fund for any subsequent semi-annual period following the most recently completed fiscal year, in each case to the extent included or incorporated by reference in the Registration Statement, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended May 31, 2025, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund Liabilities or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [    ], there has not been (i) any pending or to the knowledge of the Target Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire Target Fund Shares issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Company, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company is authorized to issue 11,650,000,000 shares of capital stock, par value $0.10 per share, of which 3,400,000,000 shares are designated as Target Fund Shares. All issued and outstanding Target Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares and has no outstanding securities convertible into any of the Target Fund Shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland or Delaware state law, as applicable, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Target Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Target Company Board, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Target Company, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Company, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Company, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date.

(q) Except for the effectiveness of the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) [Reserved]

(s) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(t) As of the time of the liquidation of the Target Fund, the Target Fund does not have an 80% Corporate Shareholder. For this purpose an “80% Corporate Shareholder” means a corporation for U.S. federal income tax purposes that owns Target Fund Shares possessing at least 80% of the total voting power of the stock of the Target Fund and having a value equal to at least 80% of the total value of the stock of the Target Fund.

4.2 REPRESENTATIONS OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Company, on behalf of the Target Fund as follows:

(a) The Acquiring Trust is a statutory trust that is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust, on behalf of the Acquiring Fund, is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Company, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Acquiring Trust, on behalf of the Acquiring Fund, with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Trust, on behalf of the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) As of the Closing Date, the prospectus and statement of additional information of the Acquiring Trust, in each case relating to the Acquiring Fund will be in full force and effect and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission, and such Registration Statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Commission thereunder. As of the effective date of the Registration Statement and the Closing Date, the prospectus and statement of additional information of the Acquiring Trust, in each case relating to the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, will be accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the violation of Delaware law or any provision of the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party, on behalf of the Acquiring Fund, or by which the Acquiring Trust, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party, on behalf of the Acquiring Fund, or by which the Acquiring Trust, on behalf of the Acquiring Fund, is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Trust’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The Acquiring Fund has not commenced operations as of the date of this Agreement and shall not do so until after the Closing. As of the Closing, the Acquiring Fund will be a newly formed series of the Acquiring Trust, created within the last twelve months, without assets or liabilities (other than de minimis seed capital, which shall be paid out in redemption of the Initial Shares, as defined below). The Acquiring Fund was formed for the sole purpose of receiving the Assets and assuming the Target Fund Liabilities in connection with the Reorganization. Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, published an annual or semiannual report to shareholders, or issued any shares except those issued in a private placement to BlackRock, or its affiliates to secure any required initial shareholder approvals. The Acquiring Fund shall not hold any property or have any tax attributes immediately before the Reorganization other than a de minimis amount of assets to facilitate its organization or maintain its legal existence and tax attributes related to holding those assets.

(h) [Reserved]

(i) Since [  ], there has not been (i) any pending or to the knowledge of the Acquiring Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Trust’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, with no par value. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (the “Initial Shares”) issued to an initial shareholder (which shall be BlackRock or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder in connection with the Acquiring Fund’s organization. The Initial Shares shall be redeemed prior to the Closing Date for the price for which they were issued and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest-bearing account. All such issued and outstanding shares of beneficial interest of the Acquiring Fund shall have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares and has no outstanding securities convertible into any of the Acquiring Fund Shares.

(k) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(l) The Acquiring Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Trust, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(n) The information to be furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(o) The Acquiring Fund has not filed any income tax return and, subject to the accuracy of the representations and warranties in paragraph 4.1(p), intends to qualify and elect to be treated as a regulated investment company within the meaning of Section 851 of Subchapter M of the Code for its taxable year which includes the Closing Date and to satisfy the distribution requirements imposed by the Code for its taxable year which includes the Closing Date.

(p) Except for the effectiveness of the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET COMPANY,

ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, the Target Company, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this

Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. As the Acquiring Fund is newly organized and does not have any assets or investment operations as of the date of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, shall conduct no operations except customary operations necessary to organize and register an exchange-traded fund under the 1940 Act between the date of this Agreement and the Closing Date. Between the date of this Agreement and the Closing Date, the Target Company, on behalf of the Target Fund, shall take commercially reasonable steps to identify shareholders of the Target Fund who do not hold Target Fund Shares through an account that can accept Acquiring Fund Shares. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Target Company, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Company, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its Assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company, on behalf of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Company, on behalf of the Target Fund, shall make available to the Acquiring Trust’s officers and agents all books and records of the Target Fund and the Acquiring Trust, on behalf of the Acquiring Fund, shall make available to the Target Company’s officers and agents all books and records of the Acquiring Trust relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Fund, will terminate all agreements to which the Target Company, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as reflected in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Provided, however, the parties expect that each of (i) the distribution of cash to shareholders of the Target Fund in lieu of fractional Acquiring Fund Shares and (ii) with respect to the Cash-Out Shareholders, the distribution of cash equal to the net asset value of the Target Fund Shares held by such Cash-Out Shareholders, is expected to be a taxable transaction to such shareholders that receive such cash and that hold Target Fund Shares in taxable accounts.

Neither the Acquiring Fund nor the Target Fund (nor the Acquiring Trust, on behalf of the Acquiring Fund, or the Target Company, on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Ropes & Gray LLP, U.S. federal income tax counsel to the Acquiring Trust and the Target Company, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Ropes & Gray LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 INFORMATION STATEMENT. The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Information Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

The obligations of the Target Company, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust, on behalf of the

Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Target Company has approved this Agreement with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST,

ON BEHALF OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Company, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Target Company, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 [Reserved]

7.3 The Board of Trustees of the Acquiring Trust has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Target Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, other than as reflected in the statement of assets and liabilities as provided in paragraphs 4.1(f) and 5.2 hereof.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Company, the Target Fund, the Acquiring Trust or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.3 As of the Closing Date, the Registration Statement will be in full force and effect and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission, and such Registration Statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Commission thereunder. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund, the Acquiring Trust or the Target Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, each shall have received an opinion of Ropes & Gray LLP, United States tax counsel to the Acquiring Trust and the Target Company, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) (i) the transfer of all of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Liabilities followed by the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, and (ii) the termination, dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders followed by the complete liquidation of the Target Fund;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of their Acquiring Fund Shares pursuant to the Reorganization, except with respect to cash received, if any;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor by such shareholder, reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any;

(f) the holding period of the Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided such Target Fund Shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Ropes & Gray LLP may reasonably request, and each of the Target Company, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

Such opinion does not address, with respect to the Cash-Out Shareholders, the distribution of cash equal to the net asset value of the Target Fund Shares held by such Cash-Out Shareholders, which is expected to be a taxable transaction to the Cash-Out Shareholders that receive such cash and that hold Target Fund Shares in a taxable account.

ARTICLE IX

EXPENSES

The Target Fund will bear the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Registration Statement). Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Target Company Board and the Acquiring Trust Board, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with the Target Fund’s and the Acquiring Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Target Company Board meetings and the Acquiring Trust Board meetings, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, agree that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund. In addition, the Acquiring Trust, on behalf of the Acquiring Fund, or the Target Company, on behalf of the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Target Company, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, as specifically authorized by the Target Company Board or the Acquiring Trust Board, as applicable.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 [Reserved]

13.6 The names “Acquiring Fund,” “Acquiring Trust” and “Trustees of Acquiring Trust” refer respectively to the Acquiring Fund, the Acquiring Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Amended and Restated Agreement and Declaration of Trust of the Acquiring Trust, dated February 21, 2019, which is hereby referred to and a copy of which is on file at the principal office of the Acquiring Trust. Such Amended and Restated Agreement and Declaration of Trust contains certain provisions limiting the liability of the Trustees, shareholders, officers, employees and agents of the Acquiring Trust and the Acquiring Fund. The obligations of the Acquiring Trust and the Acquiring Fund created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Trustees, shareholders, officers, employees or agents of the Acquiring Trust or the Acquiring Fund. In addition, only the assets of the Acquiring Fund, and not the assets of any other series of the Acquiring Trust, shall be used to pay such liability.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BlackRock Large Cap Series Funds, Inc., on behalf of its series BlackRock Advantage Large Cap Value Fund

By:
Name:
Title:

BlackRock ETF Trust, on behalf of its series iShares Enhanced Large Cap Value Active ETF

By:
Name:
Title:

BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Advantage Large Cap Value Fund

BLACKROCK ETF TRUST

iShares Enhanced Large Cap Value Active ETF

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 15, 2026

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of BlackRock Advantage Large Cap Value Fund (the “Target Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), a Maryland corporation, into iShares Enhanced Large Cap Value Active ETF (the “Acquiring Fund”), a series of BlackRock ETF Trust (the “Acquiring Trust”), a Delaware statutory trust. The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement dated July 15, 2026 (the “Combined Prospectus/Information Statement”).

As described in the Combined Prospectus/Information Statement, the Reorganization will involve the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Acquiring Fund Shares will then be distributed pro rata by the Target Fund to its shareholders, followed by the termination, dissolution and liquidation of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement. Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to BlackRock at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 or by calling (800) 537-4942.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

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ADDITIONAL INFORMATION

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated July 14, 2026, is incorporated herein by reference (Securities Act File No. 333-228832).

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) 2025 Annual Financial Statements and Additional Information for the Target Fund for the fiscal year ended May 31, 2025 (0001193125-25-173308), as filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR (the “Target Fund’s 2025 Annual Financial Statements”) on August  5, 2025 and (ii) 2025 Semi-Annual Financial Statements and Additional Information for the Target Fund for the six-month period ended November 30, 2025 (0001193125-26-037221), as filed with the SEC on Form N-CSR on February 4, 2026 (the “Target Fund’s 2025 Semi-Annual Financial Statements”). The financial statements, financial highlights and notes therein, and, with respect to the Target Fund’s 2025 Annual Financial Statements, the report of the independent registered public accountant therein, are incorporated herein by reference. No other parts of the Target Fund’s 2025 Annual Report or the Target Fund’s 2025 Semi-Annual Financial Statements are incorporated by reference herein.

Because the Acquiring Fund was newly-created for the purpose of the Reorganization, the Acquiring Fund has not published annual or semi-annual financial statements.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary—Fees and Expenses” of the Combined Prospectus/Information Statement.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization. Any such changes to the portfolios would be in the normal course of business and not as a part of the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

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